________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 24, 2006

          GSR Mortgage Loan Trust 2006-2F

(Exact Name of Issuing Entity)

         GS Mortgage Securities Corp.

(Exact Name of Depositor as Specified in its Charter)

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

          Goldman Sachs Mortgage Company

(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-127620	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                            None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2006-2F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-127620) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $733,453,000 aggregate principal amount of the Class 1A-1, Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 2A-5, Class 2A-6, Class 2A-7, Class 2A-8, Class 2A-9, Class 2A-10, Class 2A-11, Class 2A-12, Class 2A-13, Class 2A-14, Class 2A-15, Class 2A-16, Class 2A-17, Class 2A-18, Class 2A-19, Class 2A-20, Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 3A-5, Class 3A-6, Class 4A-1, Class 4A-2, Class 5A-1, Class 6A-1, Class 7A-1, Class A-X, Class M-1, Class B-1, Class B-2 and Class B-3 Certificates (the “Publicly Offered Certificates”) on February 24, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated November 17, 2005, as supplemented by the Prospectus Supplement dated February 21, 2006, to file a copy of the Master Servicing and Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of February 1, 2006, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, JPMorgan Chase Bank, N.A., as a custodian, Deutsche Bank National Trust Company, as a custodian, and U.S. Bank National Association, as Trustee, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, February 2006 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2.  The “Certificates” consist of the Publicly Offered Certificates and the Class B-4, Class B-5, Class B-6, Class RC and Class R Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $738,253,498 as of February 1, 2006, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.5.1

Master Servicing and Trust Agreement, dated as of February 1, 2006, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A. as securities administrator and master servicer, JPMorgan Chase Bank, N.A., as a custodian, Deutsche Bank National Trust Company, as a custodian, and U.S. Bank National Association, as trustee

4.5.2

Standard Terms to Master Servicing and Trust Agreement (February 2006 Edition)

4.5.3

Trust Agreement for Exchangeable Certificates, dated as of February 1, 2006, among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator

4.6

Form of Publicly Offered Certificates

99.1

Servicing Agreement dated as of July 1, 2004, between Goldman Sachs Mortgage Company, as purchaser, and Countrywide Home Loans Servicing LP, as servicer

99.2

Amended and Restated Servicing Agreement dated as of November 1, 2005, between GSMC, as purchaser, and IndyMac Bank, F.S.B., as Servicer

99.3

Amended and Restated Flow Sale & Servicing Agreement dated as of January 1, 2006, between GSMC, as purchaser, and GMAC Mortgage Corporation, as seller and servicer

99.4

Flow Servicing Agreement dated as of May 1, 2005, by and between GSMC, as purchaser and Countrywide Home Loans Servicing LP, as servicer

99.5

Flow Servicing Agreement dated as of January 1, 2006, between GSMC, as owner, and Avelo Loan Servicing, L.L.C., as servicer

99.6

Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor and Countrywide Home Loans Servicing LP, as servicer

99.7

Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor and Countrywide Home Loans, Inc., as a seller

99.8

Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among the Depositor, the Trustee, Countrywide Home Loans, Inc., as seller, and Countrywide Home Loans Servicing LP, as servicer, and as acknowledged by Wells Fargo, N.A.

99.9

Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor, and IndyMac Bank F.S.B., as seller and as servicer

99.10

Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among the Depositor, the Trustee and IndyMac Bank F.S.B., as seller and as servicer, and as acknowledged by Wells Fargo, N.A.

99.11

Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor, and GMAC Mortgage Corporation, as seller and as servicer

99.12

Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among the Depositor, the Trustee and GMAC Mortgage Corporation, as seller and as servicer, and as acknowledged by Wells Fargo, N.A.

99.13

Conduit Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor and Countrywide Home Loans Servicing LP

99.14

Conduit Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among the Depositor, the Trustee and as acknowledged by Wells Fargo, N.A.

99.15

Conduit Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor and Avelo Loan Servicing, L.L.C.

99.16

Conduit Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among the Depositor, the Trustee and as acknowledged by Wells Fargo, N.A.

99.17

Amendment Reg AB, dated as of January 1, 2006, between GS Mortgage Corp. and Countrywide Home Loans, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:       /s/ Greg A. Finck

      Name: Greg A. Finck

      Title: Managing Director

Dated:  February 24, 2006

EXHIBIT INDEX

Exhibit No.	Description	Page No.

4.5.1

Master Servicing and Trust Agreement, dated as of February 1, 2006, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A. as securities administrator and master servicer, JPMorgan Chase Bank, N.A., as a custodian, and U.S. Bank National Association, as Trustee

4.5.2

Standard Terms to Master Servicing and Trust Agreement (February 2006 Edition)

4.5.3

Trust Agreement for Exchangeable Certificates, dated as of February 1, 2006, among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator

4.6

Form of Publicly Offered Certificates

99.1

Servicing Agreement dated as of July 1, 2004, between Goldman Sachs Mortgage Company, as purchaser, and Countrywide Home Loans Servicing LP, as servicer

99.2

Amended and Restated Servicing Agreement dated as of November 1, 2005, between GSMC, as purchaser, and IndyMac Bank, F.S.B., as Servicer

99.3

Amended and Restated Flow Sale & Servicing Agreement dated as of January 1, 2006, between GSMC, as purchaser, and GMAC Mortgage Corporation, as seller and servicer

99.4

Flow Servicing Agreement dated as of May 1, 2005, by and between GSMC, as purchaser and Countrywide Home Loans Servicing LP, as servicer

99.5

Flow Servicing Agreement dated as of January 1, 2006, between GSMC, as owner, and Avelo Loan Servicing, L.L.C., as servicer

99.6

Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor and Countrywide Home Loans Servicing LP, as servicer

99.7

Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor and Countrywide Home Loans, Inc., as a seller

99.8

Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among the Depositor, the Trustee, Countrywide Home Loans, Inc., as seller, and Countrywide Home Loans Servicing LP, as servicer, and as acknowledged by Wells Fargo, N.A.

99.9

Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor, and IndyMac Bank F.S.B., as seller and as servicer

99.10

Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among the Depositor, the Trustee and IndyMac Bank F.S.B., as seller and as servicer, and as acknowledged by Wells Fargo, N.A.

99.11

Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor, and GMAC Mortgage Corporation, as seller and as servicer

99.12

Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among the Depositor, the Trustee and GMAC Mortgage Corporation, as seller and as servicer, and as acknowledged by Wells Fargo, N.A.

99.13

Conduit Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor and Countrywide Home Loans Servicing LP

99.14

Conduit Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among the Depositor, the Trustee and as acknowledged by Wells Fargo, N.A.

99.15

Conduit Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among GSMC, the Depositor and Avelo Loan Servicing, L.L.C.

99.16

Conduit Assignment, Assumption and Recognition Agreement dated as of February 1, 2006, by and among the Depositor, the Trustee and as acknowledged by Wells Fargo, N.A.

99.17

Amendment Reg AB, dated as of January 1, 2006, between GS Mortgage Corp. and Countrywide Home Loans, Inc.